American National Bankshares Inc. and Subsidiaries
Consolidated Balance Sheets
(Dollars in thousands, except share and per share data)
Unaudited

	June 30
ASSETS	2010	2009

Cash and due from banks	$11,398	$13,905
Interest-bearing deposits in other banks	22,705	26,879

Securities available for sale, at fair value	211,574	140,344
Securities held to maturity	4,823	6,712
Total securities	216,397	147,056

Restricted stock, at cost	4,362	4,362
Loans held for sale	2,879	10,408

Loans	519,416	557,042
Less allowance for loan losses	(8,135)	(7,934)
Net Loans	511,281	549,108

Premises and equipment, net	19,658	18,912
Other real estate owned, net	3,730	4,033
Goodwill	22,468	22,468
Core deposit intangibles, net	1,509	1,886
Accrued interest receivable and other assets	16,257	12,466

Total assets	$832,644	$811,483

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
Demand deposits -- noninterest-bearing	$100,099	$101,449
Demand deposits -- interest-bearing	92,771	91,424
Money market deposits	81,247	81,306
Savings deposits	64,425	62,768
Time deposits	291,609	278,284
Total deposits	630,151	615,231

Short-term borrowings:
Customer repurchase agreements	61,665	59,437
Long-term borrowings	8,563	8,712
Trust preferred capital notes	20,619	20,619
Accrued interest payable and other liabilities	2,886	4,866
Total liabilities	723,884	708,865

Shareholders' equity:
Common stock, $1 par, 20,000,000 shares authorized,
6,124,892 shares outstanding at June 30, 2010 and
6,100,330 shares outstanding at June 30, 2009	6,125	6,100
Capital in excess of par value	27,131	26,772
Retained earnings	73,590	70,682
Accumulated other comprehensive income (loss), net	1,914	(936)
Total shareholders' equity	108,760	102,618

Total liabilities and shareholders' equity	$832,644	$811,483

American National Bankshares Inc. and Subsidiaries
Consolidated Statements of Income
(Dollars in thousands, except share and per share data)
Unaudited

	Three Months Ended		Six Months Ended
	June 30		June 30
	2010	2009	2010	2009
Interest and Dividend Income:
Interest and fees on loans	$7,071	$7,917	$14,226	$15,951
Interest and dividends on securities:
Taxable	1,275	1,233	2,591	2,353
Tax-exempt	554	416	1,020	802
Dividends	24	21	47	43
Other interest income	87	103	178	191
Total interest and dividend income	9,011	9,690	18,062	19,340

Interest Expense:
Interest on deposits	1,647	2,180	3,282	4,707
Interest on short-term borrowings	99	177	204	413
Interest on long-term borrowings	63	80	127	211
Interest on trust preferred capital notes	344	344	687	687
Total interest expense	2,153	2,781	4,300	6,018

Net Interest Income	6,858	6,909	13,762	13,322
Provision for loan losses	285	492	570	842

Net Interest Income After Provision
for Loan Losses	6,573	6,417	13,192	12,480

Noninterest Income:
Trust fees	801	767	1,613	1,525
Service charges on deposit accounts	483	511	962	1,013
Other fees and commissions	288	251	566	493
Mortgage banking income	343	568	589	854
Brokerage fees	22	73	43	130
Securities gains (losses), net	4	1	(25)	1
Foreclosed real estate gains (losses), net	(281)	(43)	(284)	(1,222)
Other	102	125	219	193
Total noninterest income	1,762	2,253	3,683	2,987

Noninterest Expense:
Salaries	2,596	2,732	4,994	5,263
Employee benefits	633	832	1,273	1,645
Occupancy and equipment	698	724	1,477	1,464
FDIC assessment	199	564	394	781
Bank franchise tax	168	160	335	323
Core deposit intangible amortization	95	95	189	189
Other	1,204	1,214	2,428	2,531
Total noninterest expense	5,593	6,321	11,090	12,196

Income Before Income Taxes	2,742	2,349	5,785	3,271
Income Taxes	728	643	1,586	797
Net Income	$2,014	$1,706	$4,199	$2,474

Net Income Per Common Share:
Basic	$0.33	$0.28	$0.69	$0.41
Diluted	$0.33	$0.28	$0.69	$0.41
Average Common Shares Outstanding:
Basic	6,123,790	6,096,034	6,121,615	6,089,055
Diluted	6,129,943	6,097,047	6,127,137	6,091,291

American National Bankshares Inc. and Subsidiaries
Financial Highlights

(In thousands, except share, ratio and
nonfinancial data, unaudited)	2nd Qtr	1st Qtr	2nd Qtr	YTD	YTD
	2010	2010	2009	2010	2009
EARNINGS
Interest income	$9,011	$9,051	$9,690	$18,062	$19,340
Interest expense	2,153	2,147	2,781	4,300	6,018
Net interest income	6,858	6,904	6,909	13,762	13,322
Provision for loan losses	285	285	492	570	842
Noninterest income	1,762	1,921	2,253	3,683	2,987
Noninterest expense	5,593	5,497	6,321	11,090	12,196
Income taxes	728	858	643	1,586	797
Net income	2,014	2,185	1,706	4,199	2,474

PER COMMON SHARE
Earnings per share - basic	$0.33	$0.36	$0.28	$0.69	$0.41
Earnings per share - diluted	0.33	0.36	0.28	0.69	0.41
Cash dividends declared	0.23	0.23	0.23	0.46	0.46
Book value per share	17.76	17.50	16.82	17.76	16.82
Book value per share - tangible (a)	13.84	13.57	12.83	13.84	12.83
Closing market price	21.39	20.15	19.25	21.39	19.25

FINANCIAL RATIOS
Return on average assets	0.98%	1.08%	0.84%	1.03%	0.61%
Return on average equity	7.45	8.14	6.63	7.79	4.81
Return on average tangible equity (b)	9.91	10.83	9.05	10.36	6.86
Average equity to average assets	13.21	13.24	12.66	13.23	12.73
Net interest margin, taxable equivalent	3.85	3.90	3.84	3.86	3.72
Efficiency ratio	60.55	60.22	66.98	60.39	67.83
Effective tax rate	26.55	28.20	27.37	27.42	24.37

PERIOD-END BALANCES
Securities	$220,759	$201,113	$151,418	$220,759	$151,418
Loans held for sale	2,879	2,208	10,408	2,879	10,408
Loans, net of unearned income	519,416	515,366	557,042	519,416	557,042
Goodwill and other intangibles	23,977	24,071	24,354	23,977	24,354
Assets	832,644	810,654	811,483	832,644	811,483
Assets - tangible (a)	808,667	786,583	787,129	808,667	787,129
Deposits	630,151	609,621	615,231	630,151	615,231
Customer repurchase agreements	61,665	60,372	59,437	61,665	59,437
Other short-term borrowings	-	-	-	-	-
Long-term borrowings	29,182	29,219	29,331	29,182	29,331
Shareholders' equity	108,760	107,182	102,618	108,760	102,618
Shareholders' equity - tangible (a)	84,783	83,111	78,264	84,783	78,264

AVERAGE BALANCES
Securities	$198,289	$184,696	$147,576	$191,530	$142,847
Loans held for sale	3,529	2,444	7,787	2,990	5,405
Loans, net of unearned income	519,485	520,847	562,654	520,162	566,476
Interest-earning assets	746,879	736,183	744,899	742,776	739,965
Goodwill and other intangibles	24,029	24,125	24,406	24,077	24,456
Assets	818,740	810,620	812,404	814,658	808,071
Assets - tangible (a)	794,711	786,495	787,998	790,581	783,615
Interest-bearing deposits	514,963	507,209	513,876	511,115	512,357
Deposits	615,456	606,085	612,134	610,791	608,105
Customer repurchase agreements	62,072	63,947	60,876	63,005	58,477
Other short-term borrowings	-	-	1,553	-	1,811
Long-term borrowings	29,212	29,248	30,460	29,230	32,418
Shareholders' equity	108,127	107,336	102,862	107,814	102,854
Shareholders' equity - tangible (a)	84,098	83,211	78,456	83,737	78,398

CAPITAL
Average shares outstanding - basic	6,123,790	6,119,415	6,096,034	6,096,034	6,089,055
Average shares outstanding - diluted	6,129,943	6,124,306	6,097,047	6,097,047	6,091,291
Shares repurchased	-	-	-	-	7,600
Average price of shares repurchased	$-	$-	$-	$-	$15.92

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$8,112	$8,166	$7,836	$8,166	$7,824
Provision for loan losses	285	285	492	570	842
Charge-offs	(305)	(427)	(422)	(732)	(798)
Recoveries	43	88	28	131	66
Ending balance	$8,135	$8,112	$7,934	$8,135	$7,934

LOANS
Construction and land development	$40,039	$39,421	$50,930	$40,039	$50,930
Commercial real estate	202,602	205,642	210,832	202,602	210,832
Residential real estate	119,410	119,776	128,835	119,410	128,835
Home equity	63,992	63,302	61,818	63,992	61,818
Commercial and industrial	86,924	80,331	96,978	86,924	96,978
Consumer	6,449	6,894	7,649	6,449	7,649
Total	$519,416	$515,366	$557,042	$519,416	$557,042

NONPERFORMING ASSETS AT PERIOD-END
Nonperforming loans:
90 days past due	$8	$-	$-	$8	$-
Nonaccrual	4,005	3,436	2,745	4,005	2,745
Foreclosed real estate	3,730	3,815	4,033	3,730	4,033
Nonperforming assets	$7,743	$7,251	$6,778	$7,743	$6,778

ASSET QUALITY RATIOS
Annualized net chargeoffs to average loans	0.20%	0.26%	0.28%	0.23%	0.26%
Nonperforming assets to total assets	0.93	0.89	0.84	0.93	0.84
Nonperforming loans to total loans	0.77	0.67	0.49	0.77	0.49
Allowance for loan losses to total loans	1.57	1.57	1.42	1.57	1.42
Allowance for loan losses to
nonperforming loans	202.72	236.09	289.03	202.72	289.03

OTHER DATA
Fiduciary assets at period-end (c)	$342,519	$363,205	$333,754	$342,519	$333,754
Retail brokerage assets at period-end (c)	$45,912	$51,848	$89,016	$45,912	$89,016
Number full-time equivalent employees (d)	242	235	255	242	255
Number of full service offices	19	18	19	19	19
Number of loan production offices	1	1	2	1	2
Number of ATM's	26	26	24	26	24

Notes:

(a) - Excludes goodwill and other intangible assets
(b) - Excludes amortization expense, net of tax, of intangible assets
(c) - Market Value
(d) - Average for quarter
N/A - Percentage change is not applicable or not meaningful

	American National Bankshares Inc. and Subsidiaries
	Net Interest Income Analysis
	For the Three Months Ended June 30, 2010 and 2009
(in thousands, except rates)

			Interest
	Average Balance		Income/Expense		Yield/Rate

	2010	2009	2010	2009	2010	2009
Loans:
Commercial	$78,673	$91,701	$939	$1,100	4.79%	4.80%
Real estate	437,856	470,859	6,033	6,669	5.51	5.67
Consumer	6,485	7,881	137	175	8.47	8.88
Total loans	523,014	570,441	7,109	7,944	5.44	5.57

Securities:
Federal agencies	66,019	46,225	525	525	3.18	4.54
Mortgage-backed & CMO's	45,651	41,382	479	550	4.20	5.32
State and municipal	79,622	51,718	1,079	731	5.42	5.65
Other	6,997	8,251	61	72	3.49	3.49
Total securities	198,289	147,576	2,144	1,878	4.33	5.09

Deposits in other banks	25,576	26,882	87	103	1.36	1.53

Total interest-earning assets	746,879	744,899	9,340	9,925	5.00	5.33

Non-earning assets	71,861	67,505

Total assets	$818,740	$812,404

Deposits:
Demand	$96,098	$92,447	21	42	0.09	0.18
Money market	82,372	78,143	101	148	0.49	0.76
Savings	64,561	62,557	22	37	0.14	0.24
Time	271,932	280,729	1,503	1,953	2.22	2.78
Total deposits	514,963	513,876	1,647	2,180	1.28	1.70

Customer repurchase agreements	62,072	60,876	99	176	0.64	1.16
Other short-term borrowings	-	1,553	-	1	-	0.26
Long-term borrowings	29,212	30,460	407	424	5.57	5.57
Total interest-bearing
liabilities	606,247	606,765	2,153	2,781	1.42	1.83

Noninterest bearing
demand deposits	100,493	98,258
Other liabilities	3,873	4,519
Shareholders' equity	108,127	102,862
Total liabilities and
shareholders' equity	$818,740	$812,404

Interest rate spread					3.58%	3.50%
Net interest margin					3.85%	3.84%

Net interest income (taxable equivalent basis)			7,187	7,144
Less: Taxable equivalent adjustment			329	235
Net interest income			$6,858	$6,909

	American National Bankshares Inc. and Subsidiaries
	Net Interest Income Analysis
	For the Six Months Ended June 30, 2010 and 2009
(in thousands, except rates)

			Interest
	Average Balance		Income/Expense		Yield/Rate

	2010	2009	2010	2009	2010	2009
Loans:
Commercial	$78,974	$93,887	$1,892	$2,200	4.83%	4.69%
Real estate	437,550	470,106	12,128	13,448	5.54	5.72
Consumer	6,628	7,888	271	353	8.25	8.95
Total loans	523,152	571,881	14,291	16,001	5.47	5.60

Securities:
Federal agencies	65,886	45,997	1,076	1,046	3.27	4.55
Mortgage-backed & CMO's	44,722	42,962	980	1,112	4.38	5.18
State and municipal	73,614	47,247	2,006	1,335	5.45	5.65
Other	7,308	6,641	130	105	3.56	3.16
Total securities	191,530	142,847	4,192	3,598	4.38	5.04

Deposits in other banks	28,094	25,237	178	191	1.28	1.51

Total interest-earning assets	742,776	739,965	18,661	19,790	5.03	5.35

Non-earning assets	71,882	68,106

Total assets	$814,658	$808,071

Deposits:
Demand	$96,578	$102,397	42	232	0.09	0.45
Money market	81,595	71,433	191	346	0.47	0.97
Savings	63,686	61,927	44	77	0.14	0.25
Time	269,256	276,600	3,005	4,052	2.25	2.93
Total deposits	511,115	512,357	3,282	4,707	1.29	1.84

Customer repurchase agreements	63,005	58,477	204	409	0.65	1.40
Other short-term borrowings	-	1,811	-	4	-	0.44
Long-term borrowings	29,230	32,418	814	898	5.57	5.54
Total interest-bearing
liabilities	603,350	605,063	4,300	6,018	1.43	1.99

Noninterest bearing
demand deposits	99,676	95,748
Other liabilities	3,818	4,406
Shareholders' equity	107,814	102,854
Total liabilities and
shareholders' equity	$814,658	$808,071

Interest rate spread					3.60%	3.36%
Net interest margin					3.86%	3.72%

Net interest income (taxable equivalent basis)			14,361	13,772
Less: Taxable equivalent adjustment			599	450
Net interest income			$13,762	$13,322